                                                                   Exhibit 10.16

                            FIRST AMENDMENT TO LEASE



This First Amendment to Lease, dated as of 11/3, 1998 (First Amendment), between Ryan Companies US, Inc., (Landlord) and Veritas Software Corporation (Tenant).

WITNESSETH, that:

     WHEREAS, Landlord and Tenant have entered into a Lease dated April 30, 1998 and Option Agreement dated April 30, 1998 (collectively, the "Lease"), for approximately 62,420 square feet of area, whereby Landlord has leased to Tenant certain premises located in Centre Pointe Business Park, in the City of Roseville, County of Ramsey, State of Minnesota, consisting of the Premises, as such Premises are defined in the Lease; and

     NOW, THEREFORE, Landlord and Tenant desire and intend hereby to amend the Lease as specifically hereinafter set forth and provided:

     1. SECTION 2.1.: Term of the Lease shall commence on October 16, 1998 and expire on October 31, 2008.

     2. SECTION 3.1.: Monthly Base Rent shall be Seventy Four Thousand Three Hundred Seventy Two and 00/100 Dollars ($74,372.00) commencing October 16, 1998 through October 31, 2003; Eighty Five Thousand Five Hundred Twenty Seven and 80/100 Dollars ($85,527.80) commencing November 1, 2003 through October 31, 2008.

     EXCEPT as expressly amended or supplemented herein, the Lease shall remain and continue in full force and effect in all respects.

     IN WITNESS WHEREOF, the Lease Amendment is hereby executed and delivered effective as of the date and year first above written.

LANDLORD: RYAN COMPANIES US, INC.

          BY:
             ----------------------------

          ITS:
              ---------------------------



TENANT: VERITAS SOFTWARE CORPORATION

          BY:    /s/ JAY A. JONES
             ----------------------------
                     JAY A. JONES

          ITS:    VICE PRESIDENT AND
                   GENERAL COUNSEL
              ---------------------------

                      [RYAN COMPANIES US, INC. LETTERHEAD]

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                                  TRANSMITTAL

--------------------------------------------------------------------------------
TO    VERITAS SOFTWARE                       DATE  October 19, 1998
      1600 PLYMOUTH STREET
      MOUNTAIN VIEW, CA 94043                RE  VERITAS -- CENTRE POINTE III
                                                 ROSEVILLE, MN

ATTN  JAY JONES                              JOB NO 1025-002
--------------------------------------------------------------------------------

WE ARE SENDING YOU [X] ATTACHED [ ] UNDER SEPARATE COVER VIA     UPS Ground

[ ] Shop Drawings                           [ ] For Approval
[ ] Plans/Prints                            [ ] For Your Use
[ ] Samples                                 [ ] Approved as Noted
[ ] Specifications                          [ ] Approved as Submitted
[ ] Change Order                            [ ] Revise and Resubmit
[ ] Copy of Letter                          [ ] For Field Use
[ ] Permit Applications                     [ ] For Review and Response/Comments
[ ] Other____________                       [ ] For Bids Due_
[X] Certificate of Substantial Completion   [X] For Signature

COPIES         DATE           NO.                 DESCRIPTION
--------------------------------------------------------------------------------
  3                                     Certificate of Substantial Completion
                                        (3 Originals)

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COMMENTS   Jay, please see the attached documents. Please sign all three copies, keep one for your records, and return the other two originals for our records. If you have any questions, please feel free to contact me. Thank you.
--------------------------------------------------------------------------------

COPIES TO:

--------------------------------------------------------------------------------

cc
  ---------------------------------
                                      SIGNED   Kari Poldoski 349-0592
  ---------------------------------          -----------------------------------

            IF ENCLOSURES ARE NOT AS NOTED, KINDLY NOTIFY US AT ONCE
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
                            RYAN COMPANIES US, INC.
                     CERTIFICATE OF SUBSTANTIAL COMPLETION

          PROJECT                                     OWNER
Name      VERITAS Software                  Name      VERITAS Software
          --------------------------                  --------------------------
Address   2955 Centre Pointe Drive          Address   2955 Centre Pointe Drive
          --------------------------                  --------------------------
          Roseville, Minnesota 55113                  Roseville, Minnesota 55113
          --------------------------                  --------------------------

          ARCHITECT                                           MISC. INFORMATION
Name      Ryan Companies US, Inc.           Project Number    1025-000
          --------------------------                          ------------------
Address   900 2nd Avenue South, #700        Date of Issuance  October 9, 1998
          --------------------------                          ------------------
          Minneapolis, MN 55439             Contract Date     April 30, 1998
          --------------------------                          ------------------

DATE OF SUBSTANTIAL COMPLETION  October 9, 1998
                                ---------------

DEFINITION OF SUBSTANTIAL COMPLETION - The Date of Substantial Completion is the date certified by the Architect when construction is sufficiently complete, in accordance with the requirements of the Contract, so the Owner can occupy or utilize the Project for the use for which it is intended, as expressed in the Contract. Unless otherwise provided in the Contract, the Date of Substantial Completion is the date on which the Project warranty commences.

WORK REMAINING TO BE COMPLETED - A list of items to be completed (the "punchlist") is attached hereto. Owner and Design/Builder acknowledge that this Work is incomplete and that Design/Builder will diligently work to complete it as soon as possible. The failure to include any uncompleted items or defective Work on the attached punchlist shall in no way alter the responsibility of the Design/Builder to complete all Work in accordance with the requirements of the Contract.

OWNER RESPONSIBILITIES - Unless provided otherwise in the Contract, the Owner will assume responsibility for the following items as of the Date of Substantial Completion:

     1.   All property and casualty insurance for the Project.
     2.   Security for the Project.
     3. All permanent utilities (electricity, gas, water, sewer, telephone, etc.)
     4.   Operation and maintenance of the Project.


VERITAS Software              /s/ [Signature Illegible]     10/
--------------------------    --------------------------    --------------------
Owner                         By                            Date


Ryan Companies US, Inc.       /s/ [Signature Illegible]     10/16/98
--------------------------    --------------------------    --------------------
Architect                     By                            Date


Ryan Companies US, Inc.       /s/ [Signature Illegible]     10-19-98
--------------------------    --------------------------    --------------------
Design/Builder                By                            Date

                                  PROJECT COST
                                    SUMMARY

--------------------------------------------------------------------------------

                        Base Shell               $3,443,135
                        Base TI's                $2,048,013
                        Land                     $  747,533
                        Soft Cost $$             $  951,797
                                                 ----------
                        TOTAL                    $7,190,478

Additional Tenant Improvement changes per September 25th Summary attached.

BASE CHANGES:                                             $524,072

ADDED CHANGES PER 9-29-98 LETTER:
                        Canyon Lights            $55,419
                        Wire Molds & Cabletray   $36,890
                        Add Closet               $ 3,000
                                                 -------
                                                 $95,309

              Additional Tenant Improvements Total        $619,381

FUNDING SOURCE:
Parson's Electric direct bill for wire mold & cabletray   $ 36,890
Holey allowance from Tenant Improvements                  $ 23,000
Second half moving allowance                              $ 60,910
Ryan added tenant improvement allowance                   $124,840
Add Ryan equity                                           $100,000
Veritas cash payment - October 15, 1998                   $273,741
                                                          --------
TOTAL                                                     $619,381

                                      RENT

-------------------------------------------------------------------------

RENT
Base Building Shell               $3,443,135
Land                              $  747,533
Soft Costs                        $  951,797
                                  ----------
                                  $5,142,465 @ 10.11% =  $519,903

TI's
Base Building Shell               $2,048,013
1st Extra                         $  124,840
2nd Extra                         $  100,000
                                  ----------
                                  $2,272,853 @ 15.727% = $ 57,452

PLUS RESERVE                                             $ 15,113.75

TOTAL ANNUAL RENT                                        $892,468

PER MONTH                                                $ 74,372

                                                           1.19/SQ FT MO.

                                                          14.28/SQ FT YR.
